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                                                                    Exhibit 10.2
                       LIMITED WAIVER TO CREDIT AGREEMENT

      LIMITED WAIVER, dated as of November 9, 2001, (the "Waiver"), to the CREDIT AGREEMENT, dated as of June 29, 2000 (as heretofore amended, the "Credit Agreement") among ACT MANUFACTURING, INC., a Massachusetts corporation (referred to, together with any other Borrowers, as the "Borrower") the several lenders and other financial institutions or entities from time to time party thereto (collectively, the "Lenders"), CREDIT SUISSE FIRST BOSTON, as syndication agent, SOCIETE GENERALE, as documentation agent, and THE CHASE MANHATTAN BANK, as administrative agent (the "Administrative Agent"):

                              W I T N E S S E T H:

      WHEREAS, the Borrower has requested that from and after the Effective Date (as defined below) of this Limited Waiver, certain provisions of the Credit Agreement be waived subject to and upon the terms and conditions set forth herein;

      NOW, THEREFORE, the parties hereto hereby agree as follows:

            1. All terms used herein shall, unless otherwise specified have the same meanings as set forth in the Credit Agreement.

            2. For the period commencing on the Effective Date and ending on November 23, 2001 (the "Overadvance Waiver Period") the Lenders hereby waive:
(a) any non-compliance by Borrower with the limitation set forth in Section 2.4(a) of the Credit Agreement solely to the extent that during the Waiver Period, the Borrower shall be permitted to borrow up to $5,000,000 in excess of the Total Revolving Extensions of Credit that would otherwise be permitted under
Section 2.4 (the "Permitted Overadvance"); and (b) any Events of Default that shall occur and continue solely as a result of such Permitted Overadvance.

            3. For the period commencing as of the Effective Date and ending on November 30, 2001 (the "Lease Waiver Period"): (a) the Lenders also hereby waive any default or Event of Default arising (whether before the date hereof or during the Lease Waiver Period) under Section 8(e) of the Credit Agreement as the result of the non-payment by the Borrower or any of its Subsidiaries of rent or other amounts due under agreements for the lease of equipment or as a result of the failure by the Borrower or any of its Subsidiaries to give any notice of such non-payment that may be required under any such agreement; (b) upon termination expiration of the Lease Waiver Period, the waiver provided for in this Paragraph 3 shall immediately and automatically terminate in its entirety (without cure period) and shall be of no further force or effect.

            4. The Overadvance Waiver Period and the Lease Waiver Period shall each continue in effect only so long as: (i) no Event of Default has occurred or shall be continuing under the Credit Agreement other than those waived by virtue of Paragraphs 2 and 3; and (ii) Borrower complies with all obligations set forth in this Limited Waiver. Upon termination or expiration of the Overadvance Waiver Period and/or the Lease Waiver Period for whatever

                                       1
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reason, such period shall immediately and automatically terminate in its entirety (without notice or cure period) and shall be of no further force or effect.

            5. The Borrower agrees that notwithstanding any provision to the contrary in the Credit Agreement and/or the Loan Documents, the aggregate principal amount of the Revolving Loans, including outstanding and undrawn Letters of Credit will not exceed (and the Lenders shall not be required fund such Loans in excess of) $69,000,000 at any time on or after November 7, 2001.

            6. In accordance with the request of the Administrative Agent made pursuant to Section 2(h) of the Credit Agreement, Borrower agrees that it will furnish Borrowing Base Certificates to the Administrative Agent and each Lender as follows: (a) no later than 5:00 PM on November 7, 2001 Borrower will deliver a Borrowing Base Certificate effective as of October 31, 2001; and (b) thereafter, Borrower will prepare a Borrowing Base Certificate each week (ending as of each Friday at 11:59 PM), to be delivered to the Administrative Agent within three (3) Business Days following the end of each such week. Such Borrowing Base Certificates will include such modifications and/or supplemental information as the Administrative Agent may, in its sole discretion, request. Borrower will also prepare and make available to the Administrative Agent and/or its designated professionals such other reports, documents and/or information and provide access to such of Borrower's employees and professionals as the Administrative Agent shall reasonably request.

            7. The Borrower will immediately deliver to the Administrative
Agent: (a) all original copies of the Secured Promissory Note dated as of October 24, 2001 executed by Next Level Communications, Inc. in favor of CMC Industries, Inc. (the "Next Level Note"), along with (b) the original executed copy of the Note Endorsement furnished by the Administrative Agent. (c) The Borrower also agrees to promptly (i) execute and/or cause to be executed any and all documents (including but not limited to an assignment of the Security Agreement executed with respect to Next Level Note (the "Security Agreement") or such other document as shall be reasonably satisfactory to the Administrative Agent), and (ii) take and/or cause to be taken any and all actions deemed necessary or appropriate by the Administrative Agent to perfect Lenders' rights in the Next Level Note and the Security Agreement.

            8. With respect to the Next Level Note: (a) Borrower acknowledges and agrees that for the purposes of determining the Borrowing Base: (i) those installments deemed Qualified Accounts shall be limited to an aggregate total of $8,400,000 (representing those installments payable to Borrower within ninety
(90) days) (the "Next Level Qualified Accounts"); and (ii) such Next Level Qualified Accounts shall be included only in those Borrowing Base Certificates effective as of or prior to November 23, 2001; and (b) Notwithstanding the foregoing, the Administrative Agent may eliminate any or all or such Next Level Qualified Accounts from the Borrowing Base: (i) in the event that Borrower does not deliver those documents and take those actions to perfect the Lenders' rights in the Next Level Note and Security Agreement as required by Paragraph 7 above; or (ii) if at any time, Next Level fails to make one or more payments when specified in or there shall otherwise have occurred and be continuing an Event of Default under the Next Level Note.

                                       2
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            9. The Borrower hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, first liens and security interests in all assets now held by or hereafter acquired by Borrower or any subsidiary (the "U.K. Subsidiary") in connection with or as the result of the acquisition of Fischer Rosemont Systems, including but not limited to all stock of the U,K. Subsidiary and all property (real and personal), inventory, Accounts and equipment located in Leicester, England. Borrower agrees to promptly: (a) deliver to the Administrative Agent the original certificates of all stock of the U.K. Subsidiary endorsed in blank; and (b) to execute and/or cause the U.K. Subsidiary to execute any and all documents, including but not limited to such pledge and security agreements and also, in the case of the U.K. Subsidiary, a guaranty of payment of the Obligations in form and substance reasonably satisfactory to the Administrative Agent, and to take and/or cause to be taken all actions deemed necessary or appropriate by the Administrative Agent to perfect the Lenders' rights in the foregoing.

            10. This Limited Waiver shall not become effective until the date (the "Effective Date") on which it shall have been executed by the Borrower and each Lender and the Administrative Agent shall have received evidence satisfactory to it of such execution and an amendment fee shall have been paid to the Administrative Agent for the ratable account of the Lenders in the amount of 1/8 of one percent of the amount of the Commitments then in effect.

            11. Except to the extent hereby waived, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

            12. The Borrower agrees that its obligations set forth in Section
10.5 of the Credit Agreement shall extend to the preparation, execution and delivery of this Limited Waiver, including the reasonable fees and disbursements of counsel to the Administrative Agent and the Administrative Agent's professionals.

            13. This Limited Waiver shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement, the Loan Documents or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Limited Waiver.

            14. This Limited Waiver may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

            15. This Limited Waiver may not be extended, amended, modified or waived, except by a writing signed by each of the parties hereto.

            16. This Limited Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

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      IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the day and the year first written.

                                    BORROWER:

                                    ACT MANUFACTURING, INC.


                                    By: /s/ John A. Pino
                                        ----------------------------------------
                                    Name:  John A. Pino
                                    Title: Chief Executive Officer and President


                                    By: /s/ Narendra M. Pathipati
                                        ----------------------------------------
                                    Name:  Narendra M. Pathipati
                                    Title: Executive Vice President and Chief
                                           Financial Officer


                                    ACT MANUFACTURING SECURITIES CORPORATION


                                    By: /s/ John A. Pino
                                        ----------------------------------------
                                    Name:  John A. Pino
                                    Title: Chief Executive Officer and President


                                    ACT MANUFACTURING US HOLDINGS, LLC


                                    By: /s/ John A. Pino
                                        ----------------------------------------
                                    Name:  John A. Pino
                                    Title: Chief Executive Officer and President


                                    CMC INDUSTRIES, INC.


                                    By: /s/ John A. Pino
                                        ----------------------------------------
                                    Name:  John A. Pino
                                    Title: Chief Executive Officer and President

                                    THE CHASE MANHATTAN BANK,
                                    Individually and as Administrative Agent


                                    By: /s/ authorized party
                                       ----------------------------------
                                    Name:
                                    Title:


                                    CITICORP USA, INC.


                                    By: /s/ authorized party
                                       ----------------------------------
                                    Name:
                                    Title:


                                    By: /s/ authorized party
                                       ----------------------------------
                                    Name:
                                    Title:


                                    CREDIT SUISSE FIRST BOSTON


                                    By: /s/ authorized party
                                       ----------------------------------
                                    Name:
                                    Title:

                                    DEBIS FINANCIAL SERVICES, INC.


                                    By: /s/ authorized party
                                       ----------------------------------
                                    Name:
                                    Title:


                                    FIRSTAR BANK, N.A.


                                    By: /s/ authorized party
                                       ----------------------------------
                                    Name:
                                    Title:


                                    FLEET CAPITAL CORPORATION


                                    By: /s/ authorized party
                                       ----------------------------------
                                    Name:
                                    Title:


                                    GMAC COMMERCIAL CREDIT LLC


                                    By: /s/ authorized party
                                       ----------------------------------
                                    Name:
                                    Title:


                                    HARRIS TRUST AND SAVINGS BANK


                                    By: /s/ authorized party
                                       ----------------------------------
                                    Name:
                                    Title:

                                    IBJ WHITEHALL BUSINESS CREDIT CORPORATION


                                    By: /s/ authorized party
                                       ----------------------------------
                                    Name:
                                    Title:


                                    NATIONAL BANK OF CANADA


                                    By: /s/ authorized party
                                       ----------------------------------
                                    Name:
                                    Title:


                                    THE PROVIDENT BANK


                                    By: /s/ authorized party
                                       ----------------------------------
                                    Name:
                                    Title:


                                    SOCIETE GENERALE


                                    By: /s/ authorized party
                                       ----------------------------------
                                    Name:
                                    Title:


                                    SOVEREIGN BANK


                                    By: /s/ authorized party
                                       ----------------------------------
                                    Name:
                                    Title:

                                    SUMMIT BANK


                                    By: /s/ authorized party
                                       ----------------------------------
                                    Name:
                                    Title: